UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 22, 2008

Movie Gallery, Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-24548	63-1120122
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

900 West Main Street, Dothan, Alabama 36301

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (334) 677-2108

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events

On January 22, 2008, Movie Gallery, Inc. (“Movie Gallery” or the “Company”) announced that all of its key creditor groups (the “Consenting Holders”) entered into an agreement (the “Plan Support Agreement”) to support the Joint Plan of Reorganization of Movie Gallery, Inc. and Its Debtor Subsidiaries Under Chapter 11 of the Bankruptcy Code, dated December 22, 2007 (the “Plan”). A copy of the press release dated January 22, 2008 announcing the entry into the Plan Support Agreement is attached hereto as Exhibit 99.1 and incorporated herein by reference. The Consenting Holders include (a) Sopris Capital Advisors LLC (“Sopris”), (b) holders of just over two-thirds of the debt under Movie Gallery’s first lien credit agreement, (c) holders of a majority of the debt under Movie Gallery’s second lien credit agreement and (d) holders of a majority of the debt under Movie Gallery’s 11% Senior Notes. Among other things, the Plan Support Agreement requires Sopris to place $50 million into escrow on or before January 23, 2008 in support of its commitment to backstop the rights offering to be offered in connection with the Plan.

As previously disclosed, on December 22, 2007, the Debtors filed the Plan and the Disclosure Statement for the Joint Plan of Reorganization of Movie Gallery, Inc. and Its Debtor Subsidiaries Under Chapter 11 of the Bankruptcy Code (the “Disclosure Statement”) with the United States Bankruptcy Court for the Eastern District of Virginia, Richmond Division. An unexecuted form of the Plan Support Agreement was attached as Exhibit C to the Disclosure Statement and a copy of the executed Plan Support Agreement, without exhibits, is attached hereto as Exhibit 99.2 and incorporated herein by reference. Copies of the Plan and Disclosure Statement are publicly available and may be accessed free of charge under the “Court Documents” section of the Company’s Voting and Claims Agent’s website at http://www.kccllc.net/moviegallery. The information set forth on the foregoing website shall not be deemed to be part of or incorporated by reference into this Form 8-K.

In addition, and as previously disclosed, on October 13, 2007, the Company’s external auditor, Ernst & Young, LLP (“EY”), informed the Company of a potential accounting issue with respect to the manner in which the Company had calculated and recorded its valuation allowance against its deferred tax assets at the end of fiscal 2005 in connection with the Company’s acquisition of Hollywood Video. This matter was subsequently reviewed by both the Company and EY, and it was concluded that the previously filed financial statements do not require restatement for this issue.

Forward-Looking Statements

This current report on Form 8-K, as well as other statements made by Movie Gallery may contain forward-looking statements within the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995, that reflect, when made, the Company’s current views with respect to current events and financial performance. Such forward-looking statements are and will be, as the case may be, subject to many risks, uncertainties and factors relating to the Company’s operations and business environment, which may cause the actual results of the Company to be materially different from any future results, express or implied, by such forward-looking statements. Factors that could cause actual results to differ materially from these forward-looking statements include, but are not limited to, the following: (i) the ability of the Company to continue as a going concern; (ii) the ability of the Company to operate subject to the terms of the debtor in possession financing; (iii) the Company’s ability to obtain court approval with respect to motions in the Chapter 11 proceeding prosecuted by it from time to time; (iv) the ability of the Company to develop, prosecute, confirm and consummate one or more plans of reorganization with respect to the Chapter 11 cases including a plan consistent with the terms set forth in the restructuring term sheet; (v) risks associated with a termination of the agreement and financing availability; (vi) risks associated with third parties seeking and obtaining court approval to terminate or shorten the exclusivity period for the Company to propose and confirm one or more plans of reorganization, for the appointment of a Chapter 11 trustee or to convert the cases to Chapter 7 cases; (vii) the ability of the Company to obtain and maintain normal terms with vendors and service providers; (viii) the Company’s ability to maintain contracts and leases that are critical to its operations; (ix) the potential adverse impact of the Chapter 11 cases on the Company’s liquidity or results of operations; (x) the ability of the Company to execute its business plans and strategy, including the operational restructuring initially announced in 2007, and to do so in a timely fashion; (xi) the ability of the Company to attract, motivate and/or retain key executives and associates; (xii) general economic or business conditions affecting the video and game rental and sale industry (which is dependent on consumer spending), either nationally or regionally, being less favorable than expected; and (xiii) increased competition in the video and game rental and sale industry. Other risk factors are listed from time to time in the Company’s SEC reports, including but not limited to the Annual Report on Form 10-K for the year ended December 31, 2006. Movie Gallery disclaims any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events and/or otherwise.

Similarly, these and other factors, including the terms of any plan of reorganization ultimately confirmed, can affect the value of the Company’s various prepetition liabilities, common stock and/or other equity securities. Additionally, no assurance can be given as to what values, if any, will be ascribed in the bankruptcy proceedings to each of these constituencies. A plan or plans of reorganization could result in holders of Movie Gallery’s common stock or other equity interests and claims relating to prepetition liabilities receiving no distribution on account of their interest and cancellation of their interests and their claims and cancellation of their claims. Under certain conditions specified in the Bankruptcy Code, a plan of reorganization may be confirmed notwithstanding its rejection by an impaired class of creditors or equity holders and notwithstanding the fact that certain creditors or equity holders do not receive or retain property on account of their claims or equity interests under the plan. In light of the foregoing, the Company considers the value of the common stock and claims to be highly speculative and cautions equity holders that the stock and creditors that the claims may ultimately be determined to have no value. Accordingly, the Company urges that appropriate caution be exercised with respect to existing and future investments in Movie Gallery’s common stock or other equity interest or any claims relating to pre-petition liabilities.

Item 9.01	Financial Statements and Exhibits

Exhibit No.	Description

99.1	Press Release dated January 22, 2008

99.2	Plan Support Agreement, dated January 22, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MOVIE GALLERY, INC.

Date: January 24, 2008

	BY:	/s/ Thomas D. Johnson, Jr.
Thomas D. Johnson, Jr.
Executive Vice President, Chief Financial Officer

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